Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 8 dated as of June 14, 2024 (this “Amendment”), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 5, 2018 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among ITRON, INC., a Washington corporation (the “Company”), the FOREIGN BORROWERS and GUARANTORS party thereto, the LENDERS and ISSUING LENDERS party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement, the Lenders and the Issuing Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth therein; and

WHEREAS, the Company has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Rules of Interpretation. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendments to the Credit Agreement.

(a) Section 6.1 of the Credit Agreement is hereby amended by deleting the text “in an aggregate principal amount not to exceed $500,000,000 at any time outstanding” in clause (d) of such Section.

SECTION 3. Representations and Warranties. Each of the Credit Parties represents and warrants to the Administrative Agent and to each of the Lenders and Issuing Lenders that:

(a) The execution, delivery and performance by the Credit Parties of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within each of the Credit Party’s company powers, (ii) require no consent or approval of (including any exchange control approval) or action by or in respect of, or registration or filing with, any Governmental Authority, agency or official, except such as have been obtained or made and are in full force and effect, (iii) do not contravene, or constitute a default under, any provision of applicable law, regulation or order of any Governmental Authority or the organizational documents of any Credit Party or of any judgment, injunction, order or decree binding upon any Credit Party, (iv) do not result in the creation or imposition of any Lien on any asset of a Credit Party except Liens in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) and (v) will not violate or result in a default under any indenture, loan agreement or other material agreement or instrument binding upon any Credit Party or its assets, or give rise to a right thereunder to require any payment to be made by a Credit Party.

(b) This Amendment has been duly authorized, executed and delivered by it and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against such Credit Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) The representations and warranties made by the Credit Parties in the Credit Agreement and the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects, in each case as of the Amendment Effective Date (as defined below) as if made on and as of such date, except for any representation or warranty made as of an earlier date, which representation and warranty shall (x) with respect to representations and warranties that contain a materiality qualification or are qualified by Material Adverse Effect, be true and correct as of such earlier date and (y) with respect to representations and warranties that do not contain a materiality qualification and are not qualified by Material Adverse Effect, be true and correct in all material respects as of such earlier date.

(d) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on and as of the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Company and each other Credit Party party hereto and (ii) Lenders comprising the Required Lenders immediately prior to the Amendment Effective Date, (b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct and (c) the Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Company under or in connection with this Amendment, including those expenses set forth in Section 9 hereof.

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SECTION 5. Reaffirmation. Each of the Company and each other Credit Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Credit Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent and/or the Collateral Agent (for the benefit of the Secured Parties) pursuant to the Credit Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Credit Parties contained in the Security Agreement and the other Security Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 6. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Issuing Lenders, the Administrative Agent or any Credit Party under the Credit Agreement or any other Credit Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances. After the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

SECTION 7. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.13 AND 10.16 OF THE CREDIT AGREEMENT (AS IN EFFECT ON THE DATE HEREOF) AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 8. Counterparts; Amendment. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Credit Parties, the Administrative Agent, the Issuing Lenders and the Lenders party hereto. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating

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to this Amendment and/or any documents to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature page, physical delivery thereof or the use of a paper-based recording system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 9. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 10.5(a) of the Credit Agreement.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

COMPANY:	ITRON, INC.

	By:	/s/ Joel Vach
Name: Joel Vach
Title: VP, Tax, Corporate Treasurer and MD&A

COMPANY GUARANTORS:	ITRON NETWORKED SOLUTIONS, INC.

	By:	/s/ Joel Vach
Name: Joel Vach
Title: President, Treasury & Secretary

ITRON INTERNATIONAL, LLC

	By:	/s/ Joel Vach
Name: Joel Vach
Title: President

FOREIGN BORROWER GUARANTOR:	ITRON METERING SOLUTIONS LUXEMBOURG

	By:	/s/ Joel Vach
Name: Joel Vach
Title: Manager

FOREIGN BORROWER:	ITRON GLOBAL

	By:	/s/ Joel Vach
Name: Joel Vach
Title: Manager

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By	/s/ Bradley Baker
Name:Bradley Baker
Title: Director

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK N.A.:

By	/s/ Lynn Braun
Name: Lynn Braun
Title: Executive Director

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution: BNP Paribas

By	/s/ George Ko
Name: George Ko
Title: Director

By	/s/ Yudesh Sohan
Name: Yudesh Sohan
Title: Director

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Marty McDonald
Name: Marty McDonald
Title: Vice President

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

ING BANK N.V., DUBLIN BRANCH

By	/s/ Robert O’Donoghue
Name: Robert O’Donoghue
Title: Country Manager

By	/s/ Sean Hasset
Name: Sean Hassett
Title: Director

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

BMO BANK N.A., successor in interest to Bank of the West

By	/s/ Leni Welsch
Name: Leni Welsch
Title: Director

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Denisa Teodorescu
Name: Denisa Teodorescu
Title: Vice President

For institutions that require a second signature:

By
Name:
Title:

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

TD Bank, N.A., as a Lender

By	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

SANTANDER BANK, N.A.

By	/s/ Dwayne Foo
Name: Dwayne Foo
Title: Vice President

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:

CITIZENS BANK, N.A.

By	/s/ Martin Rohan
Name: Martin Rohan
Title: Senior Vice President

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]

LENDERS

SIGNATURE PAGE TO AMENDMENT NO. 8 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JANUARY 5, 2018, AMONG ITRON, INC., THE FOREIGN BORROWERS AND GUARANTORS PARTY THERETO, THE LENDERS AND ISSUING LENDERS PARTY THERETO AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS ADMINISTRATIVE AGENT

Name of Institution:
HSBC Bank USA, N.A.

By	/s/ Michael Righi
Name: Michael Righi
Title: Executive Relationship Manager

For institutions that require a second signature:

By
Name:
Title:

[Amendment No. 8 to Second Amended and Restated Credit Agreement Signature Page]